UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 13, 2004
                                                           ----------------
                             Commerce Bancorp, Inc.
                             ----------------------

             (Exact name of registrant as specified in its charter)




       New Jersey                    1-12069                 22-2433468
 ---------------------------   ----------------------       ---------------
(State or other jurisdiction  (Commission File Number)      IRS Employer
     of incorporation)                                  Identification Number)


Commerce Atrium, 1701 Route 70 East, Cherry Hill, NJ          08034-5400
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code: 856-751-9000
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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS


(c)  Exhibits

          99.1          Press Release, dated July 13, 2004
          99.2          Supplemental Information.




ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 13, 2004 the Registrant issued a press release reporting its results for the second quarter of 2004. A copy of the press release is attached as Exhibit 99.1 to this report.

         On July 13, 2004 the Registrant also made certain supplemental information available. A copy of the supplemental information is attached as
Exhibit 99.2 to this report.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: July 13, 2004            COMMERCE BANCORP, INC.


                                  By:  /s/ DOUGLAS J. PAULS
                                       -----------------------------------------
                                           Douglas J. Pauls
                                           Senior Vice President and Chief
                                           Financial Officer

                                  EXHIBIT INDEX

      Exhibit No.
          99.1          Press Release, dated July 13, 2004.
          99.2          Supplemental Information.